                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 19, 1998
                                                --------------------------------


                                GLAMIS GOLD LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                            British Columbia, Canada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


    0-31986 (86-689)                                        None
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



 5190 Neil Road, Suite 310, Reno, Nevada                   89502
--------------------------------------------------------------------------------
(Address of principal executive officers)                (Zip Code)



Registrant's telephone number, including area code       (702) 827-4600
                                                  ------------------------------


                                       n/a
          (Former name or former address, if changed since last report)


                            Exhibit begins on Page 47




                               Page 1 of 111 Pages

               ITEM 2:  Issuance of Securities

               On October 19, 1998 the Registrant completed the acquisition (the "Acquisition") of 100% of the issued and outstanding common shares of Mar-West Resources Ltd. ("Mar-West"), a public corporation the shares of which were listed on the Vancouver Stock Exchange. The consideration paid by the Registrant for the Acquisition was the issuance of 7,539,906 common shares of the Registrant (the "Shares") and the payment of Cdn$6,710,724 in cash to the shareholders of Mar-West. The cash portion of the consideration paid came from the Registrant's working capital. As part of the Acquisition share purchase options in respect of 1,067,000 common shares of Mar-West were cancelled and replaced with share purchase options (the "Replacement Options") providing for the acquisition of 533,500 common shares of the Registrant.

               The Acquisition was carried out through an arrangement pursuant to section 252 of the Company Act (British Columbia) (the "Arrangement"). Under the Arrangement shareholders of Mar-West were entitled to receive in exchange for each common share of Mar-West held, either:

                      (a)  0.5 of a Share (the "All Share Consideration"); or

                      (b) 0.4 of a Share and Cdn.$0.48 (the "Cash/Share
                          Consideration").

               Each holder of common shares of Mar-West was deemed to elect to receive the All Share Consideration unless they made a proper election to receive the Cash/Share Consideration. No fractional Shares were issued under the Acquisition. A holder of common shares of Mar-West who was entitled to receive a fractional Share received cash in lieu thereof based on a whole Share being valued at Cdn.$4.80.

               The Acquisition was made pursuant to a letter agreement dated August 14, 1998, which was superseded by an Arrangement Agreement made as of August 14, 1998. The terms of the Acquisition were determined through negotiations between the Registrant and Mar-West. Prior to the closing of the Acquisition the companies had no common directors, officers or controlling shareholders. As at August 14, 1998, Chester F. Millar, a director and Chairman of the Registrant held 278,900 common shares of Mar-West which represented 1.68% of the outstanding Mar-West Shares on such date. The fairness of the terms of the Acquisition to the Mar-West security holders was ruled upon by the Supreme Court of British Columbia.

               The Shares and Replacement Options were not registered under the United States Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof.

               Mar-West is a mineral exploration company with interests in gold exploration properties in Honduras, El Salvador and Guatemala. The Registrant intends to continue the exploration and development of the mineral interests held by Mar-West.

               ITEM 7:  Financial Statements and Exhibits

                      (a)    Financial Statements of Business Acquired

                             The following financial statements of Mar-West are attached to and form part of this Form 8-K:

                             (i) Unaudited Interim Consolidated Financial
                                 Statements comprised of:

                                    - Cover Page.

                                    - Notice to Reader of Campbell, Saunders &
                                    Co.

                                    - Interim consolidated balance sheet as at June 30, 1998 and July 31, 1997.

                                    - Interim consolidated statement of deficit for the 6 months ended June 30, 1998 and July 31, 1997.

                                    - Interim consolidated statement of
                                    operations for the 6 months ended June 30, 1998 and July 31, 1997.

                                    - Interim consolidated cash flow statement for the 6 months ended June 30, 1998 and July 31, 1997.

                                    - Schedule of deferred exploration costs for the 6 months ended June 30, 1998.

                             (ii) Audited Consolidated Financial Statements comprised of:

                                    - Cover Page.

                                    - Report of Campbell, Saunders & Co.,
                                    Independent Auditors, dated May 8, 1998.

                                    - Statement of Management's Responsibility for Financial Reporting.

                                    - Consolidated balance sheet as at December
                                    31, 1997 and April 30, 1997.

                                    - Consolidated statement of deficit for the 8 months ended December 31, 1997, the 12 months ended April 30, 1997 and for the period from inception to December 31, 1997.

                                    - Consolidated Statement of Operations for the 8 months ended December 31, 1997, the 12 months ended April 30, 1997 and for the period from inception to December 31, 1997.

                                    - Consolidated Statement of Changes in
                                    Financial Position for the 8 months ended
                                    December 31, 1997, the 12 months ended April
                                    30, 1997 and for the period from inception to December 31, 1997.

              - Notes to audited consolidated financial statements.

                             - Schedule of Consolidated General and
                             Administrative Expenses for the 8 months ended December 31, 1997, the 12 months ended April 30, 1997 and for the period from inception to December 31, 1997.

                             - Schedule of Deferred Exploration Costs for the 8 months ended December 31, 1997.

                      (b)    Pro Forma Financial Information

                             The following unaudited Pro Forma Financial
                             Consolidated Statements of the Registrant are attached to and form part of the Form 8-K:

                             - Cover Page.

                             - Pro Forma Consolidated Balance Sheet as at June 30, 1998.

                             - Pro Forma Consolidated Statement of Operations for the 6 month period ended June 30, 1998.

                             - Pro Forma Consolidated Statement of Operations for the 12 month period ended December 31, 1997.

                             - Notes to Pro Forma Consolidated Financial
                             Statements.

                      (c)    Exhibits

                             10.47 Arrangement Agreement between the registrant and Mar-West Resources Ltd. made as of August 14, 1998.

                             10.48 Amended Incentive Share Purchase Option Plan dated for reference September 30, 1995.

                             23.1   Consent of Campbell, Saunders & Co.

                             99.1 Press Release dated October 19, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GLAMIS GOLD LTD.
                                         ---------------------------------------
                                         (Registrant)

October 21, 1998


                                         "DANIEL J. FORBUSH"
                                         ---------------------------------------
                                         Daniel J. Forbush
                                         Secretary, Treasurer and Chief
                                         Financial Officer

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                    INTERIM CONSOLIDATED FINANCIAL STATEMENTS
                         JUNE 30, 1998 AND JULY 31, 1997
                       (UNAUDITED - SEE NOTICE TO READER)
                         (EXPRESSED IN CANADIAN DOLLARS)

               [CAMPBELL, SAUNDERS & CO. ACCOUNTANTS LETTERHEAD]

                                     [LOGO]

                                NOTICE TO READER


We have compiled the interim consolidated balance sheet of MAR-WEST RESOURCES LTD. as at June 30, 1998 and the interim consolidated statements of deficit, operations and cash flows for the six months then ended from information provided by management. We have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.




                                         /s/ CAMPBELL, SAUNDERS & CO.

                                         CHARTERED ACCOUNTANTS

Vancouver, B.C.
July 31, 1998

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                       INTERIM CONSOLIDATED BALANCE SHEET
                      AS AT JUNE 30, 1998 AND JULY 31, 1997
                       (UNAUDITED - SEE NOTICE TO READER)
                         (EXPRESSED IN CANADIAN DOLLARS)


                                     ASSETS


                                                                    June 30,         July 31,
                                                                      1998             1997
                                                                  -----------       -----------
CURRENT
  Cash and short-term deposits                                    $ 1,059,967       $   828,910
  Government of Canada bonds and
   other short-term other investments                               4,573,723         3,274,912
  Advances and other receivables                                      723,047           115,917
  Prepaid expenses and deposits                                        40,584            50,288
                                                                  -----------       -----------

                                                                    6,397,321         4,270,027
ADVANCES FOR EXPLORATION COSTS                                         79,536           243,397
DEFERRED EXPLORATION COSTS (Schedule)                               6,162,875         4,813,040
OIL AND GAS INTERESTS                                                  18,296            13,681
CAPITAL ASSETS                                                        293,795           305,824
LONG-TERM INVESTMENTS                                                 297,000           192,000
                                                                  -----------       -----------

                                                                  $13,248,823       $ 9,837,969
                                                                  ===========       ===========

                                          LIABILITIES

CURRENT
  Accounts payable and accrual liabilities                        $   452,229       $   479,454
                                                                  -----------       -----------

                                     SHAREHOLDERS' EQUITY

SHARE CAPITAL                                                      18,325,746        13,278,191
DEFICIT                                                            (5,529,152)       (3,919,676)
                                                                  -----------       -----------

                                                                   12,796,594         9,358,515

                                                                  $13,248,823       $ 9,837,969
                                                                  ===========       ===========


APPROVED BY THE DIRECTORS:

/s/ SIMON RIDGWAY DIRECTOR
--------------------------
    SIMON RIDGWAY


/s/ TIM OSLER DIRECTOR
--------------------------
    TIM OSLER

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                    INTERIM CONSOLIDATED STATEMENT OF DEFICIT
            FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND JULY 31, 1997
                       (UNAUDITED - SEE NOTICE TO READER)
                         (EXPRESSED IN CANADIAN DOLLARS)




                                                   June 30,        July 31,
                                                     1998            1997
                                                  (6 Months)      (6 Months)
                                                  ----------      ----------
DEFICIT - BEGINNING OF PERIOD                     $5,450,560      $3,738,541

Net loss for the period                               78,592         181,135
                                                  ----------      ----------

DEFICIT - END OF PERIOD                           $5,529,152      $3,919,676
                                                  ==========      ==========

                            MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                  INTERIM CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND JULY 31, 1997
                       (UNAUDITED - SEE NOTICE TO READER)
                        (EXPRESSED IN CANADIAN DOLLARS)




                                                                   June 30,         July 31,
                                                                     1998             1997
                                                                  (6 Months)       (6 Months)
                                                                  -----------      -----------
REVENUE
  Interest and other income                                       $   167,253      $    74,339
  Management fee                                                       23,200                -
                                                                  -----------      -----------

                                                                      190,453           74,339
                                                                  -----------      -----------

EXPENSES
  General and administrative
    Advertising and promotional materials                              60,674           58,485
    Amortization                                                        9,077            9,584
    Automobile                                                            317            1,059
    Bank charges and interest                                           1,373            2,613
    Legal, audit and accounting                                        27,527           18,309
    Management fees                                                    31,580           16,560
    Office and miscellaneous                                           19,867           18,792
    Rent and utilities                                                 20,367           13,631
    Salaries and benefits                                              53,819           68,620
    Shareholder communication                                           8,144            1,949
    Telephone and fax                                                  11,495            9,445
    Transfer agent and regulatory fees                                  5,028           14,238
    Travel and accommodation                                           15,664            9,270
                                                                  -----------      -----------

                                                                      264,932          242,555
  Deferred exploration costs written-off                                4,113           12,919
                                                                  -----------      -----------

                                                                      269,045          255,474
                                                                  -----------      -----------

NET LOSS FOR THE PERIOD                                           $   (78,592)     $  (181,135)
                                                                  ===========      ===========

LOSS PER SHARE                                                    $    (0.005)     $    (0.015)
                                                                  ===========      ===========

WEIGHTED AVERAGE NUMBER OF SHARES                                  16,606,053       12,060,623
                                                                  ===========      ===========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                    INTERIM CONSOLIDATED CASH FLOW STATEMENT
            FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND JULY 31, 1997
                       (UNAUDITED - SEE NOTICE TO READER)
                         (EXPRESSED IN CANADIAN DOLLARS)






                                                           June 30,         July 31,
                                                             1998             1997
                                                          (6 Months)       (6 Months)
                                                         -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss for the period                                $   (78,592)      $  (181,135)
  Items not involving cash
     Amortization                                              9,077             9,584
     Deferred exploration costs written-off                    4,133            12,919
                                                         -----------       -----------

                                                             (65,382)         (158,632)
  Changes in non-cash working capital items                  (67,165)          283,784
                                                         -----------       -----------

                                                            (132,547)          125,152

CASH FLOWS FROM FINANCING ACTIVITIES
  Net proceeds from issuance of capital stock                 27,000         3,957,676
                                                         -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Net sale (purchase) of Government of Canada bonds
   and other short-term investments                        1,734,227        (1,468,069)
  Advances for exploration costs                               7,779           (99,894)
  Expenditures on deferred exploration costs              (1,686,918)       (2,015,002)
  Purchase of capital assets                                      --          (110,065)
  Proceeds on disposal of capital assets                       1,883                --
  Purchase of long-term investments                         (105,000)               --
                                                         -----------       -----------

                                                             (48,029)       (3,693,030)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS            (153,576)          389,798

Cash and cash equivalents - beginning of period            1,213,543           439,112
                                                         -----------       -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD                $ 1,059,967       $   828,910
                                                         ===========       ===========

ANALYSIS OF CASH AND CASH EQUIVALENTS
  Cash and short-term deposits                           $ 1,059,967       $   828,910
                                                         ===========       ===========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                     SCHEDULE OF DEFERRED EXPLORATION COSTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                       (UNAUDITED - SEE NOTICE TO READER)
                         (EXPRESSED IN CANADIAN DOLLARS)

                                                       Honduran Properties
                                  -----------------------------------------------------------------
                                                                        Sabana
                                     Minoro         San Martin          Grande
                                  (Tombstone)        (Curion)            Group             0ther
                                  -----------       -----------       -----------       -----------
BALANCE-BEGINNING OF PERIOD       $ 1,113,732       $ 1,430,208       $   212,734       $   621,552
                                  -----------       -----------       -----------       -----------

EXPENDITURES DURING THE
 PERIOD
  Amortization                             --             8,864                --                --
  Automobile                               --            10,984                --                --
  Bank charges                             --                --                --                --
  Camp, food & supplies                    --            18,016                --               123
  Drafting, maps & printing                --             9,518                --               250
  Drilling                                 --           338,112                --                --
  Equipment hire                           --            65,006                --                --
  Exploration administration               --            69,428                --             2,115
  Geochemistry                             --            83,626                --             1,227
  Geological consulting                    --           476,135                --             8,926
  Geophysics                               --             3,958                --                --
  Insurance                                --             7,482                --               355
  Legal and accounting                     --               360                --                --
  Licences, duties & taxes                 --                81                --                --
  Materials                                --            13,908                --                13
  Medical expenses                         --               354                --                --
  Office & miscellaneous                   --             5,672                --                 5
  Property payments                        --             1,392                --                --
  Rent & utilities                         --             2,091                --                --
  Repairs & maintenance                    --             1,092                --                --
  Rehabilitation                           --               374                --                --
  Salaries & wages                         --            30,178                --                --
  Security                                 --                16                --                --
  Shipping                                 --             3,478                --                59
  Telephone & communications               --            11,185                --                26
  Travel & accommodation                   --            20,961                --             1,397
                                  -----------       -----------       -----------       -----------

                                           --         1,182,271                --            14,496
                                  -----------       -----------       -----------       -----------
Payment to Joint Venture
 partner                               87,900                --                --                --
Expenditures written-off                   --                --                --            (4,113)
Expenses recovered                         --          (232,467)               --                --
                                  -----------       -----------       -----------       -----------

                                       87,900          (232,467)               --            (4,113)
                                  -----------       -----------       -----------       -----------

BALANCE-END OF PERIOD             $ 1,201,632       $ 2,380,012       $   212,734       $   631,935
                                  ===========       ===========       ===========       ===========



                                   El Salvador                Guatemala                    Total
                                   -----------       ----------------------------       -----------
                                   Santa Rosa
                                    District           Cerro
                                   (Tombstone)         Blanco            Other
                                   -----------       -----------      -----------       -----------
BALANCE-BEGINNING OF PERIOD        $   335,614       $   202,241      $   586,705       $ 4,502,786
                                   -----------       -----------      -----------       -----------

EXPENDITURES DURING THE
 PERIOD
  Amortization                           1,395                --            2,540            12,799
  Automobile                               687             1,518           10,345            23,534
  Bank charges                              --                25               --                25
  Camp, food & supplies                    450            12,060           13,679            44,328
  Drafting, maps & printing                 --             4,836            1,133            15,737
  Drilling                                  --           139,598               --           477,710
  Equipment hire                            --            20,775            4,865            90,646
  Exploration administration                --               129              704            72,376
  Geochemistry                           2,169            34,234           16,885           138,141
  Geological consulting                  8,484           106,392           51,305           651,242
  Geophysics                                --            39,838               --            43,796
  Insurance                                337             2,415            2,995            13,584
  Legal and accounting                      --                76            4,111             4,547
  Licences, duties & taxes                   9                --            1,496             1,586
  Materials                                 --               953               92            14,966
  Medical expenses                          --               389              335             1,078
  Office & miscellaneous                   721             6,978           12,470            25,846
  Property payments                         --             6,917            6,746            15,055
  Rent & utilities                       3,526             1,454           16,826            23,897
  Repairs & maintenance                      8               145              534             1,779
  Rehabilitation                            --                --               --               374
  Salaries & wages                       2,923            22,564           13,389            69,054
  Security                                  --                 9            2,527             2,552
  Shipping                                  76             2,595               27             6,235
  Telephone & communications             1,008             2,798            5,604            20,621
  Travel & accommodation                   852            14,317           11,057            48,584
                                   -----------       -----------      -----------       -----------

                                        22,645           421,015          179,665         1,820,092
                                   -----------       -----------      -----------       -----------
Payment to Joint Venture
 partner                                    --                --               --            87,900
Expenditures written-off                    --                --               --            (4,113)
Expenses recovered                     (11,323)               --               --          (243,790)
                                   -----------       -----------      -----------       -----------

                                       (11,323)               --               --          (160,003)
                                   -----------       -----------      -----------       -----------

BALANCE-END OF PERIOD              $   346,936       $   623,256      $   766,370       $ 6,162,875
                                   ===========       ===========      ===========       ===========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                        CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)

           [CAMPBELL, SAUNDERS & CO. CHARTERED ACCOUNTANTS LETTERHEAD]

                           [NEXIA INTERNATIONAL LOGO]

                                AUDITORS' REPORT


TO:     The Shareholders of
        MAR-WEST RESOURCES LTD.

We have audited the consolidated balance sheet of MAR-WEST RESOURCES LTD. as at December 31, 1997 and April 30, 1997 and the consolidated statements of operations, deficit and changes in financial position for the eight months ended December 31, 1997, for the twelve months ended April 30, 1997 and for the period from inception to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1997 and April 30, 1997 and the results of its operations and changes in its financial position for the eight months ended December 31, 1997, for the twelve months ended April 30, 1997 and for the period from inception to December 31, 1997 in accordance with generally accepted accounting principles in Canada. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a basis consistent with that of the year ended April 30, 1997.

The consolidated financial statements as at April 30, 1996 and for the year ended April 30, 1996 have been audited by other chartered accountants who expressed an opinion without reservation on those statements in their report dated August 2, 1996. The cumulative statements of operations and deficit and changes in financial position for the period from inception to December 31, 1997 include amounts for the period to April 30, 1996, which were audited by other chartered accountants whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for the period from inception to April 30, 1996 is based solely on the reports of the other chartered accountants.





                                     /s/ Campbell, Saunders & Co.

                                         CHARTERED ACCOUNTANTS

Vancouver, B.C.
May 8, 1998

               MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL REPORTING




The accompanying financial statements and related data are the responsibility of management. Management is responsible for ensuring that the financial statements are prepared in accordance with generally accepted accounting principles.

The integrity of the financial reporting process is also the responsibility of management. Management maintains systems of internal controls designed to provide reasonable assurance that transactions are authorized, assets are safeguarded, and reliable financial information is produced. Management selects accounting principles and methods that are appropriate to the Company's circumstances, and makes decisions affecting the measurement of transactions in which estimates or judgements are required to determine the amounts reported.

The Board of Directors is responsible for ensuring that management fulfils its responsibilities for financial reporting. The Board has responsibility for reviewing and approving the financial statements.

The Audit Committee has responsibility for reviewing the annual financial statements and the external auditors' report and recommending the annual financial statements to the board of directors for approval.

The external auditors audit the financial statements annually on behalf of the shareholders. The external auditors have free access to management, and the Audit Committee.








/s/ SIMON RIDGWAY, DIRECTOR
-------------------------------------
SIMON RIDGWAY, DIRECTOR

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                         (EXPRESSED IN CANADIAN DOLLARS)


                                     ASSETS


                                                                 December           April 30,          April 30,
                                                                 31, 1997             1997               1996
                                                                (Note 18)
CURRENT
    Cash and short-term deposits                               $  1,213,543       $    130,111       $    625,859
    Government of Canada bonds and other
     short-term investments                                       6,307,950          4,599,713                 --
    Advances and other receivables (Note 10)                        476,460            114,849             72,826
    Prepaid expenses and deposits                                    52,808             98,492             17,527
                                                               ------------       ------------       ------------

                                                                  8,050,761          4,943,165            716,212
ADVANCES FOR EXPLORATION COSTS (Note 3)                              87,315            130,875                 --
DEFERRED EXPLORATION COSTS (Note 4)                               4,502,786          3,674,784          1,823,507
OIL AND GAS INTERESTS (Note 5)                                       18,296             13,681                  3
CAPITAL ASSETS (Note 6)                                             317,554            294,432            174,679
LONG-TERM INVESTMENTS (Note 7)                                      192,000            192,000                 --
                                                               ------------       ------------       ------------

                                                               $ 13,168,712       $  9,248,937       $  2,714,401
                                                               ============       ============       ============

                                                    LIABILITIES

CURRENT
    Accounts payable and accrued
     liabilities (Note 10)                                     $    285,031       $    248,608       $     60,172

DEPOSIT                                                                  --                 --            250,000

ADVANCES RECEIVED FOR EXPLORATION COSTS                              35,495                 --                 --

PURCHASE PRICE PAYABLE, MINORO JOINT
 VENTURE, HONDURAS                                                       --                 --            214,600
                                                               ------------       ------------       ------------

                                                                    320,526            248,608            524,772
                                                               ------------       ------------       ------------


CONTINGENCIES (Note 11)

COMMITMENTS (Note 12)

SUBSEQUENT EVENTS (Note 13)

                                               SHAREHOLDERS' EQUITY
CAPITAL STOCK (Note 8)
    Common shares, without par value
    December 31, 1997, 100,000,000 authorized,
     16,600,943 issued
    April 30, 1997, 100,000,000 authorized,
     11,912,484 issued
    April 30, 1996, 100,000,000 authorized,
     6,276,199 issued                                            18,298,746         10,078,739          4,177,492

SPECIAL WARRANTS (Note 8)                                                --          2,790,000            934,650

DEFICIT                                                          (5,450,560)        (3,868,410)        (2,922,513)
                                                               ------------       ------------       ------------

                                                                 12,848,186          9,000,329          2,189,629
                                                               ------------       ------------       ------------

                                                               $ 13,168,712       $  9,248,937       $  2,714,401
                                                               ============       ============       ============


APPROVED BY THE DIRECTORS:

/s/ SIMON RIDGWAY DIRECTOR
-------------------------------------
SIMON RIDGWAY

/s/ ROBERT WASYLYSHYN DIRECTOR
-------------------------------------
ROBERT WASYLYSHYN

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                        CONSOLIDATED STATEMENT OF DEFICIT
                         (EXPRESSED IN CANADIAN DOLLARS)




                                   Cumulative       8 Months
                                    Inception        Ended            Years ended April 30,
                                   to December      December       --------------------------
                                    31, 1997        31, 1997          1997            1996
                                                   (Note 18)
DEFICIT - BEGINNING OF PERIOD      $       --      $3,868,410      $2,922,513      $2,688,558

Net loss for the period             5,450,560       1,582,150         945,897         233,955
                                   ----------      ----------      ----------      ----------

DEFICIT - END OF PERIOD            $5,450,560      $5,450,560      $3,868,410      $2,922,513
                                   ==========      ==========      ==========      ==========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                         (EXPRESSED IN CANADIAN DOLLARS)






                                            Cumulative
                                            -----------        8 Months
                                             Inception           Ended                  Years ended April 30,
                                            to December         December          -------------------------------
                                              31, 1997          31, 1997              1997               1996
                                                                (Note 18)
REVENUE
  Oil well participation income (loss)      $    146,334       $         --       $         --       $     (1,426)
  Management fee income                           60,900             60,900                 --                 --
  Option payments received for mineral
   properties                                     70,000                 --                 --                 --
                                            ------------       ------------       ------------       ------------

                                                 277,234             60,900                 --             (1,426)
                                            ------------       ------------       ------------       ------------
EXPENSES
  General and administrative
   (Schedule)                                  2,593,441            501,020            469,646            174,345
  Deferred exploration costs
   written-off (Note 9)                        2,487,110          1,249,827            647,797             33,824
  Loss on disposal of oil and gas
   interest                                      329,336                 --                 --                 --
  Oil and gas interests written-off              709,390                 --                 --             31,687
                                            ------------       ------------       ------------       ------------

                                               6,119,277          1,750,847          1,117,443            239,856
  Expense recoveries                             (50,520)                --                 --                 --
                                            ------------       ------------       ------------       ------------

                                               6,068,757          1,750,847          1,117,443            239,856
                                            ------------       ------------       ------------       ------------

LOSS BEFORE OTHER ITEMS                       (5,791,523)        (1,689,947)        (1,117,443)          (241,282)

  Gain on disposal of capital asset                  583                 --                 --                583
  Interest and other income                      350,086            107,797            171,546              6,744
  Investments written-off                         (9,706)                --                 --                 --
                                            ------------       ------------       ------------       ------------

NET LOSS FOR THE PERIOD                     $ (5,450,560)      $ (1,582,150)      $   (945,897)      $   (233,955)
                                            ============       ============       ============       ============


LOSS PER SHARE                                                 $     (0.108)      $     (0.102)      $     (0.052)
                                                               ============       ============       ============


WEIGHTED AVERAGE NUMBER OF SHARES                                14,695,681          9,234,348          4,437,788
                                                               ============       ============       ============

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
             CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
                         (EXPRESSED IN CANADIAN DOLLARS)



                                                   Cumulative
                                                  ------------          8 Months
                                                   Inception              ended                Years ended April 30,
                                                  to December           December           -------------------------------
                                                    31, 1997            31, 1997               1997               1996
                                                                        (Note 18)
OPERATING ACTIVITIES
  Net loss for the period                         $ (5,450,560)        $(1,582,150)        $  (945,897)        $  (233,955)
  Items not involving cash
      Amortization                                      36,988              12,751              10,383                  --
      Depletion                                         17,106                  --                  --                  --
      Deferred exploration costs
       written-off                                   2,487,110           1,249,827             647,797                  --
      Investments written-off                            9,706                  --                  --                  --
      Oil and gas interests written-off                709,390                  --                  --              31,687
      Gain on disposal of capital asset                   (583)                 --                  --                (583)
      Loss on disposal of oil and gas
       interest                                        329,336                  --                  --                  --
                                                  ------------         -----------         -----------         -----------

                                                    (1,861,507)           (319,572)           (287,717)           (202,851)
  Cash provided by (used for) changes in
   non-cash working capital items
      Advances and other receivables                  (476,460)           (361,611)            (42,023)            (68,991)
      Prepaid expenses and deposits                    (52,808)             45,684             (80,965)            (17,527)
      Accounts payable and accrued
       liabilities                                     285,031              36,423             188,436              (2,106)
                                                  ------------         -----------         -----------         -----------

                                                    (2,105,744)           (599,076)           (222,269)           (291,475)
                                                  ------------         -----------         -----------         -----------

FINANCING ACTIVITIES
  Decrease in amounts due to
   related parties                                          --                  --                  --              (3,322)
  Increase (decrease) in deposit                            --                  --            (250,000)            250,000
  Increase in advances received for
   exploration costs                                    35,495              35,495                  --                  --
  Increase (decrease) in purchase price,
   payable Minoro Joint Venture, Honduras                   --                  --            (214,600)            214,600
  Net proceeds from issuance of shares              18,298,746           8,220,007           5,901,247             805,375
  Increase (decrease) in special warrants                   --          (2,790,000)          1,855,350             934,650
                                                  ------------         -----------         -----------         -----------

                                                    18,334,241           5,465,502           7,291,997           2,201,303
                                                  ------------         -----------         -----------         -----------

INVESTING ACTIVITIES
  Purchase of investments                               (9,706)                 --                  --                  --
  Increase in Government of Canada bonds
   and other short term investments                 (6,307,950)         (1,708,237)         (4,599,713)                 --
  Advances for exploration cost                        (87,315)             43,560            (130,875)                 --
  Deferred exploration costs,
   excluding amortization                           (6,917,012)         (2,063,872)         (2,468,899)         (1,305,479)
  Expenditures on oil and gas interests             (1,132,527)             (4,615)            (13,678)                 --
  Acquisition of capital assets                       (427,543)            (49,830)           (160,311)           (159,675)
  Increase in long-term investments                   (192,000)                 --            (192,000)                 --
  Proceeds on disposal of capital asset                    700                  --                  --                 700
  Proceeds on disposal of oil and gas
   interest                                             58,399                  --                  --                  --
                                                  ------------         -----------         -----------         -----------

                                                   (15,014,954)         (3,782,994)         (7,565,476)         (1,464,454)
                                                  ------------         -----------         -----------         -----------

INCREASE (DECREASE) IN CASH AND SHORT-TERM
  DEPOSITS                                           1,213,543           1,083,432            (495,748)            445,374

Cash and short-term deposits - beginning
  of period                                                 --             130,111             625,859             180,485
                                                  ------------         -----------         -----------         -----------

CASH AND SHORT-TERM DEPOSITS - END OF
 PERIOD                                           $  1,213,543         $ 1,213,543         $   130,111         $   625,859
                                                  ============         ===========         ===========         ===========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)





NOTE 1 - NATURE OF OPERATIONS

The Company was incorporated under the laws of the Province of British Columbia, Canada, on July 26, 1979.

The Company is in the process of exploring and developing its mineral properties. The underlying value of the related deferred exploration costs is entirely dependent on the existence of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete development, and upon profitable future production. The Company has no producing mineral properties.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

    The consolidated financial statements include the accounts of the Company and all subsidiaries.

Investments Subject to Significant Influence

    Investments in companies over which the Company is able to exercise significant influence are accounted for by the equity method.

Interests in Joint Ventures

    Interests in joint ventures are recorded using the proportionate consolidation method.

Deferred Exploration Costs

    The Company defers all exploration and development costs relating to mineral properties and areas of geological interest until the properties to which they relate are placed into production, sold or abandoned.

    If production commences, these costs will be transferred to "producing mines", exploration and development costs and amortized over proven reserves against earnings on the unit-of-production method.

    The amounts shown for the deferred exploration costs represent costs incurred to date and are not intended to reflect present or future values.

Option Agreements

    From time to time, the Company acquires or disposes of properties pursuant to option agreements. As options are exercisable entirely at the discretion of the optionee, amounts payable or receivable are not recorded.

    Option payments made, some of which may include shares of the Company, are recorded as deferred exploration costs when the payments are made or the shares issued. Option payments received are treated as a reduction in the carrying value of the related deferred exploration costs.

Oil and Gas Interests

    The Company follows the full cost method accounting for its oil and gas interests whereby all costs associated with acquisition, exploration and development are capitalized.

    A separate full cost centre is maintained for each prospect. Depletion is calculated on the unit-of-production method based on estimated proven oil and gas reserves in each prospect. The accumulated costs of an abandoned area will be charged against earnings at the time of abandonment.

Translation of Financial Statements of Integrated Foreign Operations

    Financial statements of integrated foreign operations are translated as follows:

    a) Monetary items are translated at the rate of exchange in effect at the balance sheet date;

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)




NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

    b) Non-monetary items are translated at historical exchange rates, unless such items are carried at market, in which case they are translated at the rate of exchange in effect at the balance sheet date;

    c) Revenue and expense items are translated at the average rate for the year; and

    d) Amortization of assets translated at historical exchange rates is translated at the same exchange rates as the assets to which it relates.

    Exchange gains and losses are recorded as income or expense in the period in which they occur.

Capital Assets

    Capital assets are recorded at cost and are amortized over their estimated useful lives as follows:

    On the straight-line method:

         Office furniture and equipment                      10 years

         Mining Equipment                                    10 years

         Vehicles                                            10 years

         Leasehold improvements                              5 years


Long-term Investments

    Long-term investments are recorded at cost unless there has been a permanent impairment in value in which case long-term investments are written down to net realizable values.

Loss Per Share

    Basic loss per share has been calculated based on the weighted average number of common shares outstanding.

Cash and Short-term Deposits

    The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash and short-term deposits.

Environmental Protection and Rehabilitation Costs

    Liabilities related to environmental protection and rehabilitation costs will be accrued and charged to income when their likelihood of occurrence is established.


NOTE 3 - ADVANCES FOR EXPLORATION COSTS

Advances for exploration costs comprise the following:


                                                  December         April           April
                                                  31, 1997        30, 1997        30, 1996
                                                  --------        --------        ---------
Advances for expenditures in El Salvador          $ 22,346        $ 86,575        $      --
Advances for expenditures in Guatemala              52,411              --               --
Advances for expenditures on the Choluteca
 Group, Honduras                                        --          31,979               --
Other advances                                      12,558          12,321               --
                                                  --------        --------        ---------

                                                  $ 87,315        $130,875        $      --
                                                  ========        ========        =========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)

NOTE 4 - DEFERRED EXPLORATION COSTS

Deferred exploration costs comprise the following:


                                                                       December              April              April
                               Acquisition        Exploration          31, 1997            30, 1997            30, 1996
Honduras
  Choluteca Group (BMG)         $       --        $        --         $        --         $ 1,465,480         $  418,627
   Expenses recovered                   --                 --                  --            (170,744)                --
                                ----------        -----------         -----------         -----------         ----------

                                        --                 --                  --           1,294,736            418,627
                                ----------        -----------         -----------         -----------         ----------

  San Martin (Curion)                1,096          2,119,601           2,120,697             853,254             92,718
   Expenses recovered                   --           (690,489)           (690,489)           (437,000)                --
                                ----------        -----------         -----------         -----------         ----------

                                     1,096          1,429,112           1,430,208             416,254             92,718
                                ----------        -----------         -----------         -----------         ----------

  Sabana Grande Group                6,737            205,997             212,734             209,046             48,970
                                ----------        -----------         -----------         -----------         ----------

  Minoro Property
   (Tombstone)                     309,534            804,198           1,113,732             998,591            637,453
                                ----------        -----------         -----------         -----------         ----------

  Other properties                  10,973            610,579             621,552             517,026            209,927
                                ----------        -----------         -----------         -----------         ----------

                                $  328,340        $ 3,049,886         $ 3,378,226         $ 3,435,653         $1,407,695
                                ==========        ===========         ===========         ===========         ==========

El Salvador (Tombstone)
  Sante Rosa District           $       --        $   335,614         $   335,614         $   168,666         $       --
                                ==========        ===========         ===========         ===========         ==========


Guatemala
  Jutiapa II and Others         $      407        $   788,539         $   788,946         $    70,465         $       --
                                ==========        ===========         ===========         ===========         ==========

Canada
  Nimpkish Lake,
   British Columbia             $       --        $        --         $        --         $        --         $  356,287

  Eldorado, Yukon                       --                 --                  --                  --             15,000

  McQuesten Group, Yukon                --                 --                  --                  --             44,525
                                ----------        -----------         -----------         -----------         ----------

                                $       --        $        --         $        --         $        --         $  415,812
                                ==========        ===========         ===========         ===========         ==========

                                $  328,747        $ 4,174,039         $ 4,502,786         $ 3,674,784         $1,823,507
                                ==========        ===========         ===========         ===========         ==========



HONDURAS

1)    Choluteca Group (BMG)

      By an agreement dated January 24, 1996 (as amended by agreements dated July 3 and July 16, 1996) (collectively, "the Choluteca Agreement") between the Company, its wholly owned subsidiary Minerales Entre-Mares (Honduras) S.A. ("Entre-Mares") and Minera BMG ("BMG"), a wholly owned Nevada subsidiary of Battle Mountain Gold Company (Battle Mountain), Entre-Mares entered into a joint venture with BMG to develop the Choluteca concessions. During the eight months ended December 31, 1997 the Company and Battle Mountain decided not to proceed with the project. The joint venture has been terminated and the costs related to the project written-off.

      Summarized financial information regarding the Company's proportionate share of assets, liabilities and changes in financial position of the Joint Venture are as follows:


                                                     December         April          April
                                                     31, 1997       30, 1997       30, 1996
Cash                                                 $ 19,480       $  20,737       $    --
Deferred exploration costs                                 --         117,879            --
Capital assets                                            202             249            --
Accounts payable and accrued liabilities                   --             260            --

Cash provided by (used in) operating activities          (209)            260            --
Cash provided by financing activities                   4,618         138,605            --
Cash used in investing activities                      (5,666)       (118,128)           --

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)



NOTE 4 - DEFERRED EXPLORATION COSTS (Cont'd)

2)    San Martin Property (Curion)

      The San Martin property consists of one exploration concession acquired on December 8, 1995 by Entre-Mares. The concession encompasses 14,100 hectares.

      Pursuant to an option agreement dated February 22, 1996, the Company granted to Curion Ventures Corp. ("Curion"), a public British Columbia company, an option to earn a 50% interest by funding expenditures on the San Martin Property of not less than $500,000, such funds to be advanced to the Company as follows:

      a) $50,000 upon acceptance of the agreement by the Vancouver Stock Exchange (VSE) (received);

      b) $200,000 within seven days of acceptance of the agreement by the VSE (received); and

      c) $250,000 within 45 days of the Company delivering a report to Curion summarizing the results of the exploration funded by the initial $250,000 and recommending further work of at least $250,000 and containing a budget for such further work.

      In November, 1996 the Company and Curion renegotiated their February 22, 1996 option agreement. The Company accepted 248,571 Curion shares at a price of $0.35 per share in full settlement of the $87,000 indebtedness of Curion to the Company representing the amount owed by Curion from the first stage program. Upon settlement of the debt, the Company assigned to Curion a 20% working interest in the property. A $500,000 second stage expenditure program on the property commenced. The Company agreed to finance Curion for its 20% share of the costs of this second stage program by purchasing 300,000 units of Curion at a price of $0.35 per unit, each unit consisting of one common share and one non-transferable share purchase warrant. Each warrant entitles the Company to purchase one common share of Curion at a price of $0.35 for a period of one year until March 19, 1998. The Company exercised these warrants on March 19, 1998 (Note 13(b)).

      The Company is the operator.

3)    Sabana Grande Group

      The Sabana Grande property consists of four exploration concessions in the Department of Francisco Morazan. The various concessions were granted over a five month period from September, 1995 to January, 1996 on direct application by Entre-Mares.

4)    Minoro Property (Tombstone)

      By an agreement dated May 16, 1995, Tombstone Explorations Co. Ltd. ("Tombstone") of Vancouver, British Columbia, a public British Columbia company whose common shares trade on the Vancouver and Toronto Stock Exchanges, acquired a 100% interest in the Minoro Project, Honduras, from Kennecott and Fischer-Watt for a total purchase price of U.S.$1,150,000.

      By an agreement dated August 8, 1995, as amended January 10, 1996 (collectively, the "Minoro Agreement"), the Company acquired from Tombstone, by way of the purchase of 20% of the shares of Minoro Aruba A.V.V., at that time a wholly owned subsidiary of Tombstone, an undivided 20% indirect interest in the Minoro Project. The consideration paid by the Company for the 20% interest was U.S.$230,000, representing the Company's 20% share of the purchase price paid by Tombstone to Kennecott and Fischer-Watt.

      The Company also granted an option to Tombstone to purchase 200,000 common shares of the Company exercisable for two years from August 8, 1995 at $1.25 per share during the first year and $1.50 per share during the second year. These options were exercised during the year ended April 30, 1997.

      In connection with the acquisition by the Company of its interest in the Minoro Project, Tombstone purchased 600,000 units of the Company at $0.50 per unit. Each unit consisted of one common share and one-half of a share purchase warrant. Each whole warrant entitled Tombstone to purchase an additional common share of the Company at $0.50 for one year. The warrants were all exercised in January, 1996.

      During the year ended April 30, 1997 Tombstone purchased 550,000 units of the Company at $1.50 per unit. Each unit consisted of one common share and one share purchase warrant. Each whole warrant entitled Tombstone to purchase an additional common share of the Company at $1.75 on or before August 31, 1997. These warrants were exercised in August, 1997.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)



NOTE 4 - DEFERRED EXPLORATION COSTS (Cont'd)

      As at December 31, 1997 Tombstone has a common director with the Company, and owns 1,129,800 common shares (approximately 6.81%) and no share purchase warrants of the Company.

      The Minoro Project is subject to production payments payable to Begeyge Mineral Limitada ("Begeyge"), a Costa Rican company at arm's length to the Company and Tombstone, pursuant to an agreement dated January 23, 1996 between Begeyge and Tombstone. The production payments are equal to 1.5% of net smelter returns from gold and silver and 0.75% of net smelter returns from base metals. Advance payments (deductible from future production payments) of U.S.$45,000 are payable each year. The obligation to make the production payments can be cancelled upon payment to Begeyge of U.S.$1,300,000 before June 13, 1997 or U.S.$1,500,000 thereafter.
      Production payments and advance payments are not deductible from the purchase price. The Minoro Project is also subject to a royalty of 5% net smelter returns payable to Cerenex Financial A.V.V., a wholly owned subsidiary of Minoro Aruba A.V.V.

5)    Other Properties

      In addition to the above, the Company holds an interest in a number of other properties in Honduras, the potential of which are still being evaluated.

EL SALVADOR

      In October 1996 the Company formed a joint venture with Tombstone Explorations Co. Ltd. to explore and develop mineral properties in El Salvador, Central America. The terms of the joint venture call for a straight 50/50 joint venture with both companies contributing equally. The Company is the operator of the joint venture. Several application for mineral concessions have been made to the relevant ministry under the name of EXMINSA S.A., the operating entity of the joint venture. Several prospects owned by third parties are also being evaluated and terms are under negotiation.

      Summarized financial information regarding the Company's proportionate share of assets, liabilities and changes in financial position of the Joint Venture are as follows:

                                               December        April            April
                                               31, 1997       30, 1997        30, 1996
Cash                                          $   9,297       $ 10,448       $      --
Accounts receivable and prepaid expenses          5,004          3,001              --
Deferred exploration costs                      335,614         39,710              --
Capital assets                                    8,370          8,552              --
Accounts payable and accrued liabilities            110             --              --

Cash used in operating activities                  (829)        (3,001)             --
Cash provided by financing activities           294,303         61,711              --
Cash used in investing activities              (294,625)       (48,262)             --



GUATEMALA

      On November 14, 1997 the Company was granted a three-year title to the Jutiapa II Concession by the Ministry of Mines in Guatemala. Several other applications for mineral concessions have been submitted to the same Ministry. Three concession titles were granted to the Company by the Ministry of Mines in Guatemala subsequent to December 31, 1997 (Note 13(a)).

NOTE 5 - OIL AND GAS INTERESTS

Oil and gas interests comprise the following:


                                            December         April      April
                                            31, 1997       30, 1997    30, 1996
Challan County, Washington State, USA        $     3        $     3       $ 3
Adcock Unit, Texas, USA                       18,293         13,678        --
                                             -------        -------        --

                                             $18,296        $13,681       $ 3
                                             =======        =======       ===



The Company is not proceeding with the Challan County project and the related costs were written-down in the year ended April 30, 1996.

The Company has an approximate 1.32% interest in the Adcock Unit in Texas USA.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)



NOTE 6 - CAPITAL ASSETS

Capital assets comprise the following:

                                                                      December         April            April
                                                                      31, 1997        30, 1997         30, 1996
                                                    Accumulated       Net Book        Net Book         Net Book
                                        Cost        Amortization       Value           Value            Value
Office furniture and equipment        $157,569        $ 35,007        $122,562        $100,854        $ 39,551
Mining equipment and vehicles          238,271          47,293         190,978         188,867         135,128
Leasehold improvements                   5,235           1,221           4,014           4,711              --
                                      --------        --------        --------        --------        --------
                                      $401,075        $ 83,521        $317,554        $294,432        $174,679
                                      ========        ========        ========        ========        ========


NOTE 7 - LONG-TERM INVESTMENTS

Long-term investments comprise the following:

                                                          December       April          April
                                                          31, 1997      30, 1997      30, 1996
Curion Ventures Corp. (Curion) - 548,571 shares -
 at cost (quoted value December 31, 1997 - 142,628)
 (see Note 4)                                             $192,000      $192,000      $      -
                                                          ========      ========      ========



300,000 Curion shares are subject to a hold period and may not be traded in British Columbia until March 20, 1998.

In addition, the Company owns 300,000 non-transferable share purchase warrants of Curion. Each share purchase warrant entitles the Company to purchase one common share of Curion at a price of $0.35 until March 19, 1998. All shares purchased by the Company on exercise of these share purchase warrants are subject to a hold period and may not be traded in British Columbia until March 20, 1998. Subsequent to December 31, 1997, the Company exercised the 300,000 non-transferable share purchase warrants (Note 13(b)).

NOTE 8 - CAPITAL STOCK AND SPECIAL WARRANTS

CAPITAL STOCK

Capital stock comprises the following:

Authorized:
      100,000,000 Common shares without par value at December 31, 1997,
                  April 30, 1997 and April 30, 1996

                                    Number             Amount
                                   ---------        -----------
Opening balance                           --        $        --

Issued for cash
  For seed stock                     554,000             69,500
  By way of public offering          300,000            180,000
  For escrow shares                  750,000              7,500
Share issue costs                         --            (33,300)
                                   ---------        -----------

Balance - April 30, 1980           1,604,000        $   223,700

Issued for cash                       30,000             18,000
                                   ---------        -----------

Balance - April 30, 1981           1,634,000        $   241,700

Issued for cash
  By way of public offering          300,000            975,000
Share issue costs                         --            (73,867)
                                   ---------        -----------

Balance - April 30, 1982           1,934,000        $ 1,142,833

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)




NOTE 8 - CAPITAL STOCK AND SPECIAL WARRANTS (Cont'd)

                                                               Number             Amount
                                                              ---------        -----------
Issued for cash
  On exercise of options                                         75,000             21,250
Issued as consideration for deferred exploration costs          235,000            146,900
Issued for settlement of debt                                    45,000             47,000
                                                              ---------        -----------

Balance - April 30, 1983                                      2,289,000        $ 1,357,983

Issued for cash
  On exercise of options                                        123,500             35,125
  By way of private placement                                   300,000            105,000
Issued as consideration for deferred exploration costs           45,000             20,250
Issued for settlement of debt                                    50,000             25,500
Issued for settlement of director's bank guarantee                8,800              9,680
Issued for services                                              15,000              7,750
Share issue costs                                                    --             (5,000)
                                                              ---------        -----------

Balance - April 30, 1984                                      2,831,300        $ 1,556,288
                                                              ---------        -----------

4:1 Rollback (first consolidation)                              707,825        $ 1,556,288

Issued for cash
  By way of private placement                                    45,000             13,750
Issued for settlement of debt                                    41,500             14,461
Issued for directors' fees                                       67,144             23,500
Issued for management fees                                       58,717             20,551
                                                              ---------        -----------

Balance - April 30, 1985                                        920,186        $ 1,628,550

Issued for cash                                                 406,568            316,489
Issued as consideration for deferred exploration costs          100,000             87,500
Issued for settlement of debt                                   261,409            203,639
                                                              ---------        -----------

Balance - April 30, 1986                                      1,688,163        $ 2,236,178

Issued for cash
  On exercise of options                                         55,000             34,100
Issued as consideration for deferred exploration costs           48,233             33,000
Issued for settlement of debt                                    68,750             45,772
                                                              ---------        -----------

Balance - April 30, 1987                                      1,860,146        $ 2,349,050

Issued for cash
  On exercise of options                                        115,000             68,100
Issued as consideration for deferred exploration costs          100,000             65,000
Issued for settlement of debt                                    39,615             25,750
                                                              ---------        -----------

Balance - April 30, 1988                                      2,114,761        $ 2,507,900

Issued as consideration for deferred exploration costs           50,000              8,250
Issued for settlement of debt                                    90,000             27,000
                                                              ---------        -----------

Balance - April 30, 1989                                      2,254,761        $ 2,543,150

Issued as consideration for deferred exploration costs          156,250             33,437
Issued for settlement of debt                                   191,950             38,305
                                                              ---------        -----------

Balance - April 30, 1990                                      2,602,961        $ 2,614,892

Issued for cash
  On exercise of options                                         52,500              7,875
Issued as consideration for oil & gas interest                  100,000             36,000
Issued as consideration for deferred exploration costs          200,000             70,000
                                                              ---------        -----------

Balance - April 30, 1991                                      2,955,461        $ 2,728,767

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)






NOTE 8 - CAPITAL STOCK AND SPECIAL WARRANTS (Cont'd)

                                                                 Number              Amount
Issued for cash
  On exercise of options                                          185,000               27,750
Issued as consideration for deferred exploration costs            100,000               19,450
                                                              -----------         ------------

Balance - April 30, 1992 and April 30, 1993                     3,240,461         $  2,775,967
                                                              -----------         ------------

3:1 Rollback (Second Consolidation)                             1,080,153         $  2,775,967

Issued for cash
  By way of private placement                                     348,220               86,485
Issued for services                                                51,780               12,945
Issued for settlement of debt                                     551,046              144,720
                                                              -----------         ------------

Balance - April 30, 1994                                        2,031,199         $  3,020,117

Issued for cash
  By way of private placement                                   1,400,000              320,000
  On exercise of share purchase warrants                          220,000               77,000
Shares cancelled during the year                                 (180,000)             (45,000)
                                                              -----------         ------------

Balance - April 30, 1995                                        3,471,199         $  3,372,117

Issued for cash
  On exercise of options                                           40,000               20,000
  By way of private placement                                     600,000              300,000
  On exercise of share purchase warrants                        1,627,500              480,000
  For escrow shares                                               537,500                5,375
                                                              -----------         ------------

Balance - April 30, 1996                                        6,276,199         $  4,177,492

Issued for cash
  On exercise of options                                          401,500              438,735
  On conversion of special warrants                             4,159,000            5,032,500
  On exercise of agents' compensation options
   and related share purchase warrants                            216,285              209,083
  On exercise of share purchase warrants                          849,500              719,550
Issued as payment of finders fee for Eldorado property             10,000               13,700
Share issue costs                                                      --             (512,321)
                                                              -----------         ------------

Balance - April 30, 1997                                       11,912,484         $ 10,078,739

Issued for cash
  On exercise of options                                          166,500              203,895
  On conversion of special warrants                             1,500,000            3,000,000
  On exercise of agents' compensation options
   and related share purchase warrants                            336,959              572,348
  On exercise of share purchase warrants                        2,685,000            4,698,750
Share issue costs                                                      --             (254,986)
                                                              -----------         ------------

Balance - December 31, 1997                                    16,600,943         $ 18,298,746
                                                              ===========         ============



As at December 31, 1997 the above issued shares included 268,750 (April 30, 1997
- 562,500) common shares held in escrow by the Company's registrar and transfer agent. On July 8, 1997, 293,750 shares were released from escrow.

Basis for assigning amounts to non-cash issuance of capital stock

  Shares issued for non-cash consideration (e.g. for acquisition of mineral properties, for settlement of debt) are assigned amounts based on the estimated fair market value of the Company's shares at the time the agreement was entered into to settle the amount by issuance of shares.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)





NOTE 8 - CAPITAL STOCK AND SPECIAL WARRANTS (Cont'd)

Directors and employees share purchase options

  As at December 31, 1997 the following share purchase options, each entitling the holder to purchase one common share of the Company, were outstanding:



        Type                  Number         Exercise Price               Expiry Date
      Directors               150,000            $0.50                  April 25, 2000
                               33,000            $0.90                  January 23, 2001
                              105,000            $1.03                  November 29, 2001
                               50,000            $1.54                  February 11, 2002
                              -------
                              338,000
                              =======
      Employees                50,000            $1.53                  June 28, 2001
                               54,000            $1.03                  November 29, 2001
                              130,000            $1.54                  February 11, 2002
                              100,000            $1.64                  May 7, 2002
                              110,000            $2.00                  June 26, 2002
                              -------
                              444,000
                              =======


Share purchase warrants

  As at December 31, 1997 the following share purchase warrants, each warrant entitling the holder to purchase one common share of the Company were outstanding:

                              Number         Exercise Price              Expiry Date

                              750,000            $2.30                  March 19, 1998


  All 750,000 share purchase warrants expired without being exercised (Note 13(c)).

Agents' compensation options and related share purchase warrants

  As at December 31, 1997 the following agents' compensation options and related share purchase warrants were outstanding:

        81,000 agents' compensation options. Each agents' compensation option entitles the agent to purchase one unit at $2.00 per unit. Each unit consists of one common share and one-half of an agents' share purchase warrant. One agents' share purchase warrant entitles the agent to purchase an additional common share at $2.30 until March 19, 1998.

  All 81,000 agents' compensation options expired without being exercised (Note 13(c)).

SPECIAL WARRANTS

Special warrants comprise the following:

                                                 December            April              April
                                                 31, 1997          30, 1997            30, 1996
                                                ----------        -----------         -----------
1,500,000 special warrants at $2.00 each        $       --        $ 3,000,000         $ 1,005,000
Agents' commission                                      --           (210,000)            (70,350)
                                                ----------        -----------         -----------

                                                $       --        $ 2,790,000         $   934,650
                                                ==========        ===========         ===========

On March 19, 1997, the Company completed an issue of 1,500,000 special warrants at $2.00 each by way of a brokered private placement. Each special warrant is convertible, at no additional consideration, into one unit consisting of one common share and one-half of a share purchase warrant. One whole share purchase warrant entitles the holder to purchase one common share at $2.30 until March 19, 1998. The agents received a cash commission of 7% plus 105,000 special compensation options. Each special compensation option is convertible, without payment of any consideration, into 105,000 agents' compensation options. Each agents' compensation option entitles the agent to subscribe for an agents' unit at a price of $2.00 per agents' unit until March 19, 1998. Each agents' unit consists of one

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)




NOTE 8 - CAPITAL STOCK AND SPECIAL WARRANTS (Cont'd)

common share and one-half of an agents' share purchase warrant. One whole agents' share purchase warrant entitles the agent to acquire one common share at a price of $2.30 until March 19, 1998. If a receipt for a prospectus qualifying the distribution of 1,500,000 units and 105,000 agents' compensation options obtained on the conversion of special warrants and special compensation options was not issued by Regulators on or before July 17, 1997, the number of shares and share purchase warrants obtained on conversion of special warrants and the exercise of agents' compensation options would increase by 10% to 1.1 common shares and 0.55 of a share purchase warrant.

A prospectus, dated July 16, 1997 and receipted by Regulators on July 17, 1997, qualified the distribution of 1,500,000 units consisting of 1,500,000 common shares and 750,000 share purchase warrants to be issued, at no additional consideration, upon the exercise of 1,500,000 special warrants previously issued by the Company by way of a brokered private placement on March 19, 1997. The prospectus also qualified the distribution of 105,000 agents' compensation options to agents to be issued, without payment of any consideration, upon exercise of 105,000 special compensation options previously issued on March 19, 1997. On July 18, 1997 the 1,500,000 special warrants were converted into 1,500,000 common shares and 750,000 share purchase warrants.


NOTE 9 - DEFERRED EXPLORATION COSTS WRITTEN-OFF

Deferred exploration costs written-off relate to projects the Company decided not to proceed with and comprise the following:


                                         8 Months
                                           Ended             Years ended April 30,
                                          December          -----------------------
                                          31, 1997           1997           1996
                                         (Note 18)

Choluteca, Honduras                      $1,234,842        $     --        $    --
Canada
  Nimpkish Lake, British Columbia                --         356,287             --
  Eldorado, Yukon                                --         194,715             --
  McQuesten Group, Yukon                         --          83,877             --
Other                                        14,985          12,918         33,824
                                         ----------        --------        -------

                                         $1,249,827        $647,797        $33,824
                                         ==========        ========        =======



NOTE 10 - RELATED PARTY TRANSACTIONS

a) Prior to November 1, 1996 the Company agreed to pay a minimum of US$1,500 per month for management services and up to a maximum of US$3,000 per month for geological consulting and management services provided by the Company's president. Pursuant to a management service agreement dated November 1, 1996 (replacing the aforementioned agreements) the Company agreed to pay U.S.$60,000 per year for the services of the Company's president. The term of the agreement is for two years. During the eight months ended December 31, 1997 the Company paid a total of $55,852 (year ended April 30, 1997 - $61,922, year ended April 30, 1996 - $47,484) for the services of the Company's president pursuant to above referred to agreements.

b) During the eight months ended December 31, 1997 the Company paid (other than to the Company's president) $75,675 (year ended April 30, 1997 - $61,610, year ended April 30, 1996 - nil) to directors and/or companies controlled by directors for geological exploration services.

c) The Company and Tombstone Explorations Co. Ltd. (Tombstone) have one common director. As detailed in Note 4, the Company acquired its interest in the Minoro Property from Tombstone. Accounts payable at December 31, 1997 includes $229,517 (April 30, 1997 - $52,082, April 30, 1996 - nil)
      payable to Tombstone representing the Company's 20% share of certain expenditures on the Minoro Project. Also as detailed in Note 4, the Company formed a joint venture with Tombstone in El Salvador. Other receivables at December 31, 1997 includes $391,614 (April 30, 1997 - nil, April 30, 1996 - nil) receivable from Tombstone representing Tombstone's 50% share of certain expenditures on the El Salvador joint venture. Amounts receivable and payable between the Company and Tombstone are subject to review by each party.

d) During the eight months ended December 31, 1997 the Company incurred management fees of nil (year ended April 30, 1997 - nil, year ended April 30, 1996 - $3,000) to a former director of the Company.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)






NOTE 11 - CONTINGENCIES

a) The Company has diligently investigated rights of ownership of all of the mineral concessions in which it has an interest and, to the best of its knowledge, all agreements relating to such ownership rights are in good standing. However, this should not be construed as guarantee to title. The concessions may be subject to prior claims, agreements or transfers and rights of ownership may be affected by undetected defects.

b) At present the Company is not aware of any liability related to environmental protection and rehabilitation costs. However, due to the nature of the Company's business there is no assurance that such liability will not arise in the future.




NOTE 12 - COMMITMENTS

a) The Company has a five year lease for office premises. The total lease commitments to the expiry of the lease is as follows:


         For the years ended    -December, 1998           $ 62,600
                                -December, 1999             71,100
                                -December, 2000             71,100
                                -December, 2001             79,500
                                                          --------
                                                          $284,300



b) The Company has a management service agreement for the services of the president of the Company (see Note 10).



NOTE 13 - SUBSEQUENT EVENTS

a) On April 16, 1998 the Company was granted a three-year title to the Pocito I Concession by the Ministry of Mines in Guatemala. On April 27, 1998 the Company was granted three-year titles to the Penoncito Concession and the Joya Grande Concession by the Ministry of Mines in Guatemala.

b) On March 19, 1998 the Company exercised 300,000 non-transferable share purchase warrants of Curion at a price of $0.35 per share purchase warrant.

c) On March 19, 1998, 750,000 share purchase warrants to acquire common shares of the Company exercisable at $2.30 each and 81,000 agents' compensation options to acquire common shares of the Company exercisable at $2.00 each expired without being exercised.

d) On May 7, 1998 the Vancouver Stock Exchange accepted for filing 350,000 directors and employees share purchase options to purchase common shares of the Company at $1.08 per share. These options are exercisable up to April 8, 2003.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)




NOTE 14 - GEOGRAPHIC SEGMENTED INFORMATION

The Company's business is the acquisition, exploration and development of mineral resource properties. Foreign geographic segments are engaged in exploration and development activities and have not commenced any material operating activities. Details of identifiable assets by geographic segments are as follows:

                                                                                     Deferred
                                                                                    exploration
                                                                                     costs and
                                                                        Capital       related
                                             Cash and        Other      Assets &      advances
                                Total       Short-term      Current     Long-term    & oil & gas
                                Assets     Investments       Assets    Investments   interests
                             -----------   -----------      --------   -----------   -----------
December 31, 1997
  North America              $ 8,235,514    $7,443,414      $492,774     $281,030    $   18,296
  Honduras                     3,592,148        39,975        25,834      135,555     3,390,784
  El Salvador                    380,631         9,297         5,004        8,370       357,960
  Guatemala                      960,419        28,807         5,656       84,599       841,357
                             -----------    ----------      --------     --------    ----------
                             $13,168,712    $7,521,493      $529,268     $509,554    $4,608,397
                             ===========    ==========      ========     ========    ==========
April 30, 1997
  North America              $ 5,099,890    $4,659,779      $153,847     $272,583    $   13,681
  Honduras                     3,718,563        50,713        45,440      142,457     3,479,953
  El Salvador                    277,242        10,448         3,001        8,552       255,241
  Guatemala                      153,242         8,884        11,053       62,840        70,465
                             -----------    ----------      --------     --------    ----------
                             $ 9,248,937    $4,729,824      $213,341     $486,432    $3,819,340
                             ===========    ==========      ========     ========    ==========
April 30, 1996
  North America              $   988,597    $  535,351      $ 19,457     $ 17,974    $  415,815
  Honduras                     1,725,804        90,508        70,896      156,705     1,407,695
                             -----------    ----------      --------     --------    ----------
                             $ 2,714,401    $  625,859      $ 90,353     $174,679    $1,823,510
                             ===========    ==========      ========     ========    ==========


NOTE 15 - COMPARATIVE FIGURES

Certain prior year's comparative figures have been reclassified to conform with the financial statement presentation for the eight months ended December 31, 1997.

NOTE 16 - INCOME TAXES

As at December 31, 1997, the Company has losses carried forward for Canadian income tax purposes of approximately $1,129,027 for deduction against future years' taxable income. These losses carried forward expire as follows:

                    1999                                             $   64,612
                    2000                                                 22,594
                    2001                                                 90,875
                    2002                                                 81,007
                    2003                                                208,789
                    2004                                                661,150
                                                                     ----------
                                                                     $1,129,027
                                                                     ==========



In addition, the Company has various resource expenditure pools which may be carried forward with no expiry date and used to offset taxable income in future years.

The possible income tax benefits of these losses have not been reflected in the financial statements.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)






NOTE 17 - FINANCIAL INSTRUMENTS

a)  Fluctuations in Foreign Currency Exchange Rates

        The Company conducts mineral property exploration activities globally and as such the amount of its deferred exploration costs will be effected by fluctuation in foreign currency exchange rates. The Company does not use foreign exchange forward contracts to manage foreign exchange risk.

b)  Fair Value

        Cash and short-term deposits, Government of Canada bonds and other short-term investments, advances and other receivables, accounts payable and accrued liabilities.

           Due to the short period to maturity of the instruments, the carrying values as presented in the consolidated balance sheet are reasonable estimates of fair value.

        Long-term Investments

           Long-term investments are carried in the consolidated balance sheet at cost and fair value information as at December 31, 1997 is presented in Note 7.

c)  Credit Risk

        The Company has no significant exposure to credit risk.

d)  Interest Rates

        The Company is not exposed to significant interest rate risk due to the short term maturity of its monetary current assets and current liabilities and the fact that the Company has no long term debt.



NOTE 18 - CHANGE OF FISCAL YEAR END

The fiscal year end of the Company was changed from April 30 to December 31 effective for December 31, 1997.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)



NOTE 19 - DIFFERENCES BETWEEN CANADIAN AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada (Canadian GAAP) which in these financial statements, conform in all material respects with those in the United States (U.S. GAAP), except as follows:

                                                         Cumulative
                                                         ----------          8 Months
                                                          Inception            Ended              Years ended April 30,
                                                         to December          December        ----------------------------
                                                           31, 1997           31, 1997           1997              1996
Net loss for the year/period
As determined by Canadian GAAP                            $(5,450,560)      $(1,582,150)      $  (945,897)      $ (233,955)
  Deferred exploration costs
   written-off for Canadian GAAP                                   --         1,249,827           647,797               --
  Oil and gas explorations expenditures
   written-off for Canadian GAAP                                   --                --                --           31,687
  Deferred exploration costs and              (a)
   advances for exploration costs
   incurred                                                (4,590,101)       (2,034,269)       (2,629,949)      (1,309,342)
  Oil and gas exploration
   expenditures                               (a)             (18,296)           (4,615)          (13,678)              --
  Increase in compensation expense
   resulting from the release of
   112,500 post-first consolidation
   (37,500 post-second consolidation)
   common shares from escrow on
   February 19, 1987 (issue price
   of $0.04, fair value on date
   of release of $2.475)                      (b)            (273,937)               --                --               --

  Increase in compensation expense
   resulting from the release of 293,750
   post-second consolidation common
   shares from escrow on July 8, 1997
   (weighted average issue price of
   $0.015, fair value on date of
   release of $1.38)                          (b)            (401,001)         (401,001)               --               --
                                                         ------------       -----------       -----------      -----------
As determined by U.S. GAAP                               $(10,733,895)      $(2,772,208)      $(2,941,727)     $(1,511,610)
                                                         ============       ===========       ===========      ===========




                                                         8 Months
                                                          ended        Years ended April 30,
                                                         December    -------------------------
                                                         31, 1997        1997          1996
Loss per share - U.S. GAAP          (b)                $     (0.19)  $     (0.34)   $    (0.39)
                                                       ===========   ===========    ==========

Weighted average shares outstanding - U.S. GAAP         14,345,400     8,671,848     3,875,288
                                                       ===========   ===========    ==========



                                                           December           April             April
                                                           31, 1997          30, 1997          30, 1996
                                                         ------------       -----------       -----------
Total assets
As determined by Canadian GAAP                           $ 13,168,712       $ 9,248,937       $ 2,714,401
  Deferred exploration costs                    (a)        (4,502,786)       (3,674,784)       (1,823,507)
  Advances for exploration costs                (a)           (87,315)         (130,875)               --
  Oil and gas exploration expenditures          (a)           (18,296)          (13,681)               (3)
  Revaluation (devaluation) of investments      (c)           (49,372)           98,743                --
                                                         ------------       -----------       -----------
As determined by U.S. GAAP                               $  8,510,943       $ 5,528,340       $   890,891
                                                         ============       ===========       ===========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)




NOTE 19 - DIFFERENCES BETWEEN CANADIAN AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Cont'd)

                                                                       December             April              April
                                                                       31, 1997            30, 1997           30, 1996
                                                                     ------------         -----------        ----------
Capital stock
  As determined by Canadian GAAP                                     $ 18,298,746         $10,078,739        $4,177,492
    Increase in capital stock on revaluation of
     shares released from escrow as detailed
     above                                                (b)             674,938             273,937           273,937
                                                                     ------------         -----------        ----------

  As determined by U.S. GAAP                                         $ 18,973,684         $10,352,676        $4,451,429
                                                                     ============         ===========        ==========

Unrealized holding gains/(losses)
  As determined by Canadian GAAP                                     $         --         $        --        $       --
    Revaluation (devaluation) of securities
     available-for-sale                                   (c)             (49,372)             98,743                --
                                                                     ------------         -----------        ----------

  As determined by - U.S. GAAP                                       $    (49,372)        $    98,743        $       --
                                                                     ============         ===========        ==========

Deficit
  As determined by Canadian GAAP                                     $  5,450,560         $ 3,868,410        $2,922,513
    Increase in deficit resulting from increase in
     compensation expense on revaluation of shares
     released from escrow as detailed above               (b)             674,938             273,937           273,937
    Deferred exploration costs                            (a)           4,502,786           3,674,784         1,823,507
    Advances for exploration costs                        (a)              87,315             130,875                --
    Oil and gas exploration expenditures                  (a)              18,296              13,681                 3
                                                                     ------------         -----------        ----------

  As determined by U.S. GAAP                                         $ 10,733,895         $ 7,961,687        $5,019,960
                                                                     ============         ===========        ==========



a) Under Canadian GAAP all exploration expenses relating to resource properties and areas of geological interest are deferred until the properties to which they relate are placed into production, sold or abandoned. Under U.S. GAAP these costs are not capitalized but expensed as incurred.

b) Under Canadian GAAP shares issued with escrow restrictions are recorded at their issue price and are not revalued upon release from escrow. Under U.S. GAAP escrow shares which are released upon the Company meeting certain performance criteria are considered to be contingently issuable. These shares are excluded from the weighted average shares calculation and the difference between the fair value of the shares at the time of their release from escrow and the shares original issue price (being the market price at that time) is accounted for as a compensation expense at the time the shares are released from escrow. During the year ended April 30, 1988, 112,500 post-first consolidation (June 2, 1993 - 1 new for 3 old consolidation being 37,500 post-second consolidation) common shares were released from escrow. During the eight months ended December 31, 1997, 293,750 post-second consolidation common shares were released from escrow.

c) Under Canadian GAAP investments in securities are held at cost and not revalued at each balance sheet date. Under U.S. GAAP investments in securities held as available for sale are recorded at their fair values at each balance sheet date with any unrealized holding gains or losses recorded as a net amount in a separate component of shareholders' equity until realized.

d)    Net loss and loss per share

      Under U.S. GAAP weighted average shares outstanding for the purpose of determining primary loss per share are calculated using the treasury stock method for fiscal years ending to December 15, 1997. Under Canadian accounting principles, weighted average shares outstanding for the purpose of determining basic loss per share are calculated using a simple weighted average. The differences between Canadian and U.S. GAAP relating to these different methods of calculating loss per share is not quantified as the impact of using the treasury stock method is determined to be anti-dilutive.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)

NOTE 19 - DIFFERENCES BETWEEN CANADIAN AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Cont'd)

      FASB Statement No. 128 "Earnings Per Share" is effective for fiscal periods ending after December 15, 1997. Adoption of this statement does not significantly affect the reported U.S. GAAP earnings per share data for the eight months ended December 31, 1997 and the years ended April 30, 1997 and April 30, 1996.

e)    Stock-based Compensation

      Statement of Financial Accounting Standards No. 123 "Accounting for stock-based Compensation" is effective for fiscal years beginning after December 15, 1995 and encourages, but does not require companies to record the compensation cost for stock-based employee compensation plans at fair value at the grant date. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees", and related interpretations. Accordingly, compensation costs for stock options is measured at the excess if any, of the quoted market price of the Company's stock at the date of grant of the stock option over the amount an employee must pay to acquire the stock.

      Employee stock options granted by the Company are required by local regulatory rules to be granted at an exercise price equal to the quoted market price of the Company's shares (as calculated in accordance with local regulatory rules) at the grant date. The grant of employee stock options are subject to filing of the stock option agreements with and the acceptance of the agreements by local regulators.

      The fair value of the options granted during the eight months ended December 31, 1997 and the year ended April 30, 1997 was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                              8 Months Ended    Year Ended        Year Ended
                                                 December          April             April
                                                 31, 1997        30, 1997          30, 1996
                                              --------------    ----------        ----------
             Expected life                       5 years         5 years          5 years
             Risk-free interest rate             5.5%            5.5%             5.5%
             Volatility                          80%             105%-109%        86%-103%



      Based on the above, the fair value of the employee stock options at the grant date was calculated to be zero requiring no compensation cost to be recorded.

      The following is a summary of the stock based compensation plan during the eight months ended December 31, 1997 and the year ended April 30, 1997:


                                         8 Months Ended                   Year Ended
                                        December 31, 1997               April 30, 1997
                                    -------------------------     -------------------------

                                    Number of       Weighted      Number of       Weighted
                                      Share          Average        Share          Average
                                    Purchase        Exercise      Purchase        Exercise
                                     Options          Price        Options          Price
                                    --------        --------      --------        --------
Outstanding and exercisable
 at beginning of year/period         738,500         $1.12         600,000         $0.92
Granted                              210,000          1.83         540,000          1.32
Exercised                           (166,500)         1.22        (401,500)         1.09
                                    --------         -----        --------         -----

Outstanding and exercisable
 at end of year/period               782,000          1.29         738,500          1.12
                                    ========         =====        ========         =====



f) Statement of Financial Accounting Standards No. 121 (the statement) issued in March 1995 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In performing the review for recoverability, the Company should estimate future cash flows expected to result from the asset and its eventual disposition. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized. Otherwise, an impairment loss is not recognized. The statement is effective for financial statements for fiscal years beginning after December 15, 1995. Earlier application is encouraged. Restatement of previously issued financial statements is not permitted. Impairment losses resulting from the application of the statement should be reported in the period in which the recognition criteria are first applied and met.

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)


NOTE 19 - DIFFERENCES BETWEEN CANADIAN AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Cont'd)

      The Company's long lived assets are deferred exploration costs (December 31, 1997 - $4,502,786, April 30, 1997 - $3,674,784, April 30, 1996 -
      $1,823,507), advances for exploration costs (December 31, 1997 - $87,315, April 30, 1997 - $130,875, April 30, 1996 - nil), oil and gas interests (December 31, 1997 - $18,296, April 30, 1997 - $13,681, April 30, 1996 -
      $3) and capital assets (December 31, 1997 - $317,554, April 30, 1997 - $294,432, April 30, 1996 - $174,679). Under U.S. GAAP deferred exploration costs, advances for exploration costs and oil and gas exploration expenditures are expensed (see (a) above). Application of the statement will not have a material effect on the Company's financial statements based on the carrying amounts of the long lived assets as at December 31, 1997. The Company is an exploration stage company and changes in the significant assumptions underlying future cash flow estimates may have a material effect on future carrying values.

g) The Company has certain interests in jointly controlled entities which have been proportionately consolidated in the Company's financial statements. For purposes of U.S. GAAP, these interests would be accounted for by the equity method. Net loss, loss per share and shareholders' equity under U.S. GAAP are not impacted by the proportionate consolidation of these interests in jointly controlled entities.

h) Significant components of the Company's Canadian deferred income tax assets under United States generally accepted accounting principles disclosure requirements are:

                                                    8 Months
                                                     Ended              Years Ended April 30,
                                                    December         ---------------------------
                                                    31, 1997           1997              1996
                                                   ---------         ---------         ---------
Deferred tax assets
   Net operating loss carryforwards                $ 172,000         $ 131,000         $  96,000
   Additions to resource and other
    pool balances                                    448,000           743,000           539,000
                                                   ---------         ---------         ---------

Total deferred tax assets before allowance           620,000           874,000           635,000
Valuation allowance for deferred tax assets         (620,000)         (874,000)         (635,000)
                                                   ---------         ---------         ---------

Total deferred tax assets                          $      --         $      --         $      --
                                                   =========         =========         =========



i) Statement of changes in financial position compared to statement of cash flows

      Under Canadian GAAP financing and investing activities which do not involve the cash resources of the Company (e.g. the issuance of shares for the acquisition of mineral properties or finders fees) are considered to be similar to a cash inflow followed immediately by a cash outflow and the related financing and investing aspects of the transaction are disclosed separately in the statement of changes in financial position.

      Under U.S. GAAP a statement of cash flows is required which reflects only cash transactions affecting financing and investing activities.

      The following transactions would be excluded from the statements of cash flows under U.S. GAAP:


                                     Cumulative
                                     ----------          8 Months
                                      Inception            Ended              Years ended April 30,
                                     to December          December         ---------------------------
                                      31, 1997            31, 1997           1997              1996
                                     -----------         ---------         ---------         ---------
Operating activities
  As determined by Canadian
  GAAP                               $(2,105,744)        $(599,076)        $(222,269)        $(291,475)
   Payment of directors
    management fees and other
    services by issuance of
    capital stock                         74,426                --                --                --
                                     -----------         ---------         ---------         ---------

  As determined by U.S. GAAP         $(2,031,318)        $(599,076)        $(222,269)        $(291,475)
                                     ===========         =========         =========         =========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                         (EXPRESSED IN CANADIAN DOLLARS)



NOTE 19 - DIFFERENCES BETWEEN CANADIAN AND UNITED STATES OF AMERICA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (Cont'd)

                                      Cumulative
                                      ----------          8 Months
                                       Inception            Ended                  Years ended April 30,
                                      to December          December           -------------------------------
                                       31, 1997            31, 1997               1997                1996
                                     -----------          -----------         -----------         -----------
Financing activities
  As determined by Canadian
  GAAP                               $ 18,334,241         $ 5,465,502         $ 7,291,997         $ 2,201,303
   Settlement of debt by
    issuance of capital stock             572,147                  --                  --                  --
   Capital stock issued for
    non-cash consideration             (1,180,060)                 --             (13,700)                 --
   Decrease in deposits
    applied to deferred
    exploration costs                     250,000                  --             250,000                  --
   Issuance of capital stock
    on conversion of special
    warrants                           (3,724,650)         (2,790,000)           (934,650)                 --
   Non-cash decrease in
    special warrants by
    issuance of capital stock           3,724,650           2,790,000             934,650                  --
                                     ------------         -----------         -----------         -----------
  As determined by U.S. GAAP         $ 17,976,328         $ 5,465,502         $ 7,528,297         $ 2,201,303
                                     ============         ===========         ===========         ===========

Investing activities
  As determined by Canadian
   GAAP                              $(15,014,954)        $(3,782,994)        $(7,565,476)        $(1,464,454)
   Payment of acquisition
    costs of resource
    properties by issuance
    of capital stock                      533,487                  --              13,700                  --
   Deferred exploration costs
    from previously
    advanced deposit                     (250,000)                 --            (250,000)                 --
                                     ------------         -----------         -----------         -----------

  As determined by U.S. GAAP         $(14,731,467)        $(3,782,994)        $(7,801,776)        $(1,464,454)
                                     ============         ===========         ===========         ===========

                             MAR-WEST RESOURCES LTD.
                         (AN EXPLORATION STAGE COMPANY)
          SCHEDULE OF CONSOLIDATED GENERAL AND ADMINISTRATIVE EXPENSES
                         (EXPRESSED IN CANADIAN DOLLARS)








                                             Cumulative          8 Months
                                             ----------           Ended              Years ended April 30,
                                              Inception          December          --------------------------
                                               to 1997           31, 1997            1997              1996
                                             -----------         ---------         ---------         --------
Advertising and promotional materials        $   277,408         $ 110,313         $ 138,323         $ 23,614
Amortization                                      36,988            12,751            10,383               --
Automobile                                        93,166               764             2,408            2,587
Bad debts                                          6,704                --                --               --
Bank charges and interest                         57,457             3,893             4,325            1,272
Consulting                                        65,625            50,000                --               --
Depletion                                         17,106                --                --               --
Directors fees                                   108,700                --                --               --
Foreign exchange loss (gain)                      (8,359)           (6,633)           (5,128)           2,740
Legal, audit and accounting                      380,055            34,476            30,378           20,613
Management fees (Note 10)                        462,906            42,926             7,980           16,500
Office and miscellaneous                         181,171            31,654            26,136            6,071
Rent and utilities                               138,871            27,527            20,524           17,035
Salaries, benefits and administration            308,594            95,705           144,985           36,833
Shareholder communication                         47,908            35,344            12,564               --
Telephone and fax                                 92,923            15,811            27,017            6,743
Transfer agent and regulatory fees               159,680            20,679            22,772           19,286
Travel and accommodation                         166,538            25,810            26,979           21,051
                                             -----------         ---------         ---------         --------
                                             $ 2,593,441         $ 501,020         $ 469,646         $174,345
                                             ===========         =========         =========         ========

                             MAR-WEST RESOURCES LTD.
                     SCHEDULE OF DEFERRED EXPLORATION COSTS
                  FOR THE EIGHT MONTHS ENDED DECEMBER 31, 1997
                         (EXPRESSED IN CANADIAN DOLLARS)


                                                                 Honduran Properties
                                  -------------------------------------------------------------------------------
                                                    Choluteca                            Sabana
                                     Minoro           Group           San Martin         Grande
                                  (Tombstone)         (BMG)            (Curion)           Group           0ther
BALANCE-BEGINNING OF PERIOD       $   998,591       $ 1,294,736       $   416,254       $ 209,046       $ 517,026
                                  -----------       -----------       -----------       ---------       ---------

EXPENDITURES DURING THE
 PERIOD
  Acquisition costs                        --                --                --              --              --
  Amortization                             --                --             8,484              --           2,134
  Automobile                               --                 9            30,091              --           2,736
  Bank charges                             --                 4                --              --               2
  Camp, food & supplies                    --               290            21,191              --           4,436
  Drafting, maps & printing                --               392            19,757             166           1,259
  Drilling                                 --            37,629           378,951              --              --
  Due diligence                            --                --                --              --              --
  Equipment hire                           --                --            19,622              --              --
  Exploration administration               --                95           108,184               1          16,344
  Geochemistry                             --                --           107,927              --          16,481
  Geological consulting                    --             9,700           356,647           4,050          56,890
  Geophysics                               --                --            28,060              --              --
  Insurance                                --               242             7,781              --           3,126
  Legal and accounting                     --                33            16,590              --           2,800
  Licenses, duties & taxes                 --                --               611              --             116
  Materials                                --                --             9,896              --           1,512
  Medical expenses                         --                --             1,117              --             364
  Office & miscellaneous                   --               833             1,805              --             368
  Property payments                        --                --            13,894              --              --
  Rent & utilities                         --             2,405             2,251              --              57
  Repairs & maintenance                    --                31             7,743              --              11
  Salaries & wages                         --             1,648            40,393              --           3,401
  Security                                 --                --                --              --              --
  Shipping                                 --                15             4,388              --             277
  Telephone & communications               --               147            25,698              --           1,520
  Travel & accommodation                   --                 4            56,362              --           5,148
                                  -----------       -----------       -----------       ---------       ---------

                                           --            53,477         1,267,443           4,217         118,982
                                  -----------       -----------       -----------       ---------       ---------

Payment to Joint Venture              115,141                --                --              --              --
Expenditures written-off                   --        (1,234,842)               --            (529)        (14,456)
Expenses recovered                         --          (113,371)         (253,489)             --              --
                                  -----------       -----------       -----------       ---------       ---------

                                      115,141        (1,348,213)         (253,489)           (529)        (14,456)
                                  -----------       -----------       -----------       ---------       ---------

BALANCE-END OF PERIOD             $ 1,113,732       $        --       $ 1,430,208       $ 212,734       $ 621,552
                                  ===========       ===========       ===========       =========       =========


                                                Other                     Total
                                     ----------------------------       -----------
                                         El
                                      Salvador
                                     (Tombstone)       Guatemala
BALANCE-BEGINNING OF PERIOD           $ 168,666       $    70,465       $ 3,674,784
                                      ---------       -----------       -----------

EXPENDITURES DURING THE
 PERIOD
  Acquisition costs                          --               407               407
  Amortization                               --             3,339            13,957
  Automobile                             15,893             6,038            54,767
  Bank charges                               --               847               853
  Camp, food & supplies                   4,515            46,812            77,244
  Drafting, maps & printing               1,668            16,345            39,587
  Drilling                                   --                --           416,580
  Due diligence                              --               915               915
  Equipment hire                             --            25,842            45,464
  Exploration administration            117,218             2,689           244,531
  Geochemistry                           78,000            80,784           283,192
  Geological consulting                 208,325           209,436           845,048
  Geophysics                                 --            14,708            42,768
  Insurance                               4,931            15,528            31,608
  Legal and accounting                    1,260            13,501            34,184
  Licenses, duties & taxes                  211             9,667            10,605
  Materials                               5,416             4,142            20,966
  Medical expenses                          635               915             3,031
  Office & miscellaneous                    870            25,115            28,991
  Property payments                      28,056            11,629            53,579
  Rent & utilities                          199            31,616            36,528
  Repairs & maintenance                     197            21,398            29,380
  Salaries & wages                       22,992           108,045           176,479
  Security                                   --             2,225             2,225
  Shipping                                  221               888             5,789
  Telephone & communications                391            11,476            39,232
  Travel & accommodation                 11,564            54,174           127,252
                                      ---------       -----------       -----------

                                        502,562           718,481         2,665,162
                                      ---------       -----------       -----------

Payment to Joint Venture                     --                --           115,141
Expenditures written-off                     --                --        (1,249,827)
Expenses recovered                     (335,614)               --          (702,474)
                                      ---------       -----------       -----------

                                       (335,614)               --        (1,837,160)
                                      ---------       -----------       -----------

BALANCE-END OF PERIOD                 $ 335,614       $   788,946       $ 4,502,786
                                      =========       ===========       ===========

                      Pro Forma Consolidated Financial Statements of


                      GLAMIS GOLD LTD.
                      (Expressed in thousands of U.S. dollars)


                      Six months ended June 30, 1998 and
                      Year ended December 31, 1997

                      (Unaudited)



                      Refer to note 1 to the pro forma consolidated financial statements for a description of the transaction, the entities involved and what this pro forma presentation shows.

GLAMIS GOLD LTD.
Pro Forma Consolidated Balance Sheet
(Expressed in thousands of U.S. dollars)
(Unaudited)

June 30, 1998

====================================================================================================
                                                         Mar-West                         Pro forma
                                        Glamis          Resources                             Glamis
                                     Gold Ltd.     Resources Ltd.        Pro forma         Gold Ltd.
                                      June 30,           June 30,      adjustments          June 30,
                                          1998      1998 (note 2)         (note 3)              1998
====================================================================================================
Assets

Cash ad cash equivalents                $  28,660       $   3,843       $  (4,329)(b)      $  28,174
Other current assets                       11,160             520              --             11,680
Plant and equipment and mine
  development costs                        59,113           4,470             961 (a)         78,991
                                                                              106 (a)
                                                                           14,341 (b)
Other assets                                2,190             203              --              2,393
----------------------------------------------------------------------------------------------------

                                        $ 101,123       $   9,036       $  11,079         $  121,238
====================================================================================================

Liabilities and Shareholders'
Equity

Liabilities:
    Current liabilities                 $   3,673       $     308       $      --          $   3,981
    Reserve for reclamation costs           2,305              --              --              2,305
    Deferred income taxes                   2,500              --              --              2,500
----------------------------------------------------------------------------------------------------
                                            8,478             308              --              8,786

Shareholder's equity:
    Share capital (note 4)                 89,724          12,499             961 (a)        109,531
                                                                              106 (a)
                                                                           19,701 (b)
                                                                          (13,460)(b)
    Contributed surplus                        63              --              --                 63
    Cumulative translation
      adjustment                              (61)             --              --                (61)
    Retained earnings (deficit)             2,919          (3,771)          3,771 (b)          2,919

----------------------------------------------------------------------------------------------------
                                           92,645           8,728          11,079            112,452
----------------------------------------------------------------------------------------------------
                                        $ 101,123       $   9,036       $  11,079          $ 121,238
====================================================================================================



See accompanying notes to pro forma consolidated financial statements.

GLAMIS GOLD LTD.
Pro Forma Consolidated Statement of Operations
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

Six months ended June 30, 1998

==============================================================================================
                                         Glamis       Mar-West     Pro forma      Pro forma
                                       Gold Ltd.   Resources Ltd. adjustments Glamis Gold Ltd.
----------------------------------------------------------------------------------------------
Revenue from gold production           $ 17,144       $   --       $ --            $ 17,144
Cost of production                       10,620           --         --              10,620
----------------------------------------------------------------------------------------------
                                          6,524           --         --               6,524

Expenses:
    Depreciation and depletion            4,530            6         --               4,536
    Royalties                             1,094           --         --               1,094
    Selling, general and administrative   1,346          177         --               1,523
    Exploration                               7           --         --                   7
    Write-down of investments
      and properties                         --            3         --                   3
----------------------------------------------------------------------------------------------
                                          6,977          186         --               7,163
----------------------------------------------------------------------------------------------

Loss from operations                       (453)        (186)        --                (639)

Interest and other income                   893          132         --               1,025

Interest and amortization of
  financing costs                           (97)          --         --                 (97)
----------------------------------------------------------------------------------------------

Earnings (loss) before income taxes         343          (54)        --                 289

Provision for income taxes                  140           --         --                 140
----------------------------------------------------------------------------------------------

Net earnings (loss)                    $    203       $  (54)      $ --            $    149
----------------------------------------------------------------------------------------------

Earnings per share (note 5)            $   0.01                                    $   0.00
==============================================================================================

See accompanying notes to pro forma consolidated financial statements.

GLAMIS GOLD LTD.
Pro Forma Consolidated Statement of Operations
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

Year ended December 31, 1997

----------------------------------------------------------------------------------------------
                                         Glamis       Mar-West      Pro forma      Pro forma
                                       Gold Ltd.   Resources Ltd.  adjustments      Glamis
                                                                                   Gold Ltd.
----------------------------------------------------------------------------------------------
Revenue from gold production           $ 42,235       $     --       $  --         $ 42,235
Cost of production                       28,003             --          --           28,003
----------------------------------------------------------------------------------------------
                                         14,232             --          --           14,232

Expenses:
    Depreciation and depletion           11,040             14          --           11,054
    Royalties                             2,870             --          --            2,870
    Selling, general and administrative   3,295            469          --            3,764
    Exploration                             926             --          --              926
    Write-down of investments
      and properties                      4,583          1,376          --            5,959
    Restructuring costs                     722             --          --              722
----------------------------------------------------------------------------------------------
                                         23,436          1,859          --           25,295
----------------------------------------------------------------------------------------------

Loss from operations                     (9,204)        (1,859)         --          (11,063)

Interest and other income                 1,339            142          --            1,481

Interest and amortization of
  financing costs                           (49)            --          --              (49)
----------------------------------------------------------------------------------------------

Loss before income taxes                 (7,914)        (1,717)         --           (9,631)

Provision for income taxes:
    Current (recovery)                     (985)            --          --             (985)
    Deferred                              1,350             --          --            1,350
----------------------------------------------------------------------------------------------
                                            365             --          --              365
----------------------------------------------------------------------------------------------

Net loss for the year                  $ (8,279)      $ (1,717)      $  --         $ (9,996)
==============================================================================================
Loss per shares (note 5)               $  (0.27)                                   $  (0.26)
==============================================================================================

See accompanying notes to pro forma consolidated financial statements.

GLAMIS GOLD LTD.
Notes to Pro Forma Consolidated Financial Statements
(Tables expressed in thousands of U.S. dollars)
(Unaudited)

Six months ended June 30, 1998 and
Year ended December 31, 1997

================================================================================


1.  PLAN OF ARRANGEMENT AND BASIS OF PRESENTATION:

    The accompanying pro forma consolidated financial statements have been prepared for purposes of inclusion in a Form 8-K being filed by Glamis Gold Ltd. ("Glamis"). The pro forma consolidated financial statements give effect to the arrangement between Glamis and Mar-West Resources Ltd. ("Mar-West") which resulted in the exchange by the shareholders of Mar-West of their common shares of Mar-West, at their election, into one common share of Glamis for each two Mar-West shares, or 0.8 of a Glamis share and Cdn. $0.96 ($0.62) for each two Mar-West shares.

    For accounting purposes, the transaction has been accounted for as an acquisition of Mar-West by Glamis. The pro forma consolidated financial statements have been prepared using the purchase method whereby the net assets of Mar-West have been recorded at their fair values.

    These pro forma consolidated financial statements include:

    (a) a pro forma consolidated balance sheet prepared from the unaudited consolidated balance sheet of each of Glamis and Mar-West as at June 30, 1998, which gives effect to the acquisition of Mar-West and the assumptions as described in note 3, as if these transactions occurred on June 30, 1998;

    (b) a pro forma consolidated statement of operations for the six month period ended June 30, 1998 prepared from the unaudited consolidated statements of operations of each of Glamis and Mar-West for the six month period ended June 30, 1998, which gives effect to the acquisition of Mar-West and the assumptions as described in note 3, as if these transactions occurred on January 1, 1998; and

    (c) a pro forma consolidated statement of operations for the year ended December 31, 1997 prepared from the consolidated statement of operations of Glamis for the year ended December 31, 1997 and the consolidated statement of operations of Mar-West for the twelve month period ended December 31, 1997, which gives effect to the acquisition of Mar-West and the assumptions as described in note 3, as if these transactions occurred on January 1, 1997.

    These pro forma consolidated financial statements are not necessarily indicative of the financial position of Glamis as at the time of closing of the transaction referred to above, nor of the future operating results of Glamis as a result of the transaction.

    The pro forma consolidated financial statements should be read in conjunction with:

      (i) the consolidated financial statements of Glamis for the year ended December 31, 1997;

     (ii) the consolidated financial statements of Glamis for the six months ended June 30, 1998;

    (iii) the consolidated financial statements of Mar-West for the eight months ended December 31, 1997 and for the year ended April 30, 1997; and

     (iv) the consolidated financial statements of Mar-West for the six months ended June 30, 1998.

GLAMIS GOLD LTD.
Notes to Pro Forma Consolidated Financial Statements, page 2
(Tables expressed in thousands of U.S. dollars)
(Unaudited)

Six months ended June 30, 1998 and
Year ended December 31, 1997

================================================================================


2. SIGNIFICANT ACCOUNTING POLICY:

    Foreign currency translation:

    The consolidated balance sheet of Mar-West has been translated into United States dollars using the rate of exchange prevailing at June 30, 1998.

    The consolidated statements of operations for Mar-West have been translated into United States dollars using the average rates of exchange during the respective periods.


3.  PRO FORMA ASSUMPTIONS:

    The pro forma consolidated balance sheet has been prepared based on the balance sheets of Glamis and Mar-West as at June 30, 1998 and gives effect to the following transactions as if they had occurred at June 30, 1998:

    (a) Issuance of common shares prior to the arrangement:

         (i) The issuance of 1,250,000 common shares of Mar-West at a value of $961,000 (Cdn. $1,375,000) as part consideration to acquire the remaining 20% of the San Martin Gold Project; and

        (ii) The issuance of 25,000 common shares of Glamis at a value of $106,000 as part of an agreement to acquire the remaining 40% of the Cienguita Joint Venture ("Cienguita").

    (b) Acquisition of Mar-West:

        The issuance of 7,539,906 common shares of Glamis at a value of Cdn. $4.05 ($2.61) per common share, being the estimated fair value at October 14, 1998, plus cash of Cdn. $6,711,000 ($4,329,000), for total consideration of $24,030,000.

GLAMIS GOLD LTD.
Notes to Pro Forma Consolidated Financial Statements, page 3
(Tables expressed in thousands of U.S. dollars)
(Unaudited)

Six months ended June 30, 1998 and
Year ended December 31, 1997

================================================================================

4.  SHARE CAPITAL:

    (a) After giving effect to the pro forma assumptions in note 3, the issued and fully paid share capital of Glamis is as follows:

=========================================================================================
                                                                   Number
                                                                of shares          Amount
-----------------------------------------------------------------------------------------
Balance, June 30, 1998                                         31,235,707        $ 89,724

Issued subsequent to June 30, 1998:
    Pursuant to the agreement to acquire the remaining
      40% interest in Cienguita (note 3(a)(ii))                    25,000             106
-----------------------------------------------------------------------------------------

Pro forma balance prior to the acquisition of Mar-West
 (note 4(a))                                                   31,260,707          89,830

Acquisition of Mar-West by way of common shares and
 cash (note 3(b))                                               7,539,906          19,701
-----------------------------------------------------------------------------------------

Pro forma balance                                              38,800,613        $109,531
=========================================================================================


    (b) Options, warrants and other share capital rights:

        Reference should be made to the notes to the consolidated financial statements referred to above for each of Glamis and Mar-West for commitments to issue common shares pursuant to options, warrants and rights. The arrangement agreement provides that on the effective date of the arrangement, all outstanding commitments to issue common shares of Mar-West pursuant to options, warrants and rights will be converted into options, warrants and rights of Glamis on the basis of each right to acquire two Mar-West shares held will be converted into a right to acquire one Glamis share, with no change to the exercise price. Accordingly, on closing, the 1,067,000 outstanding share purchase options of Mar-West were converted into 533,500 share purchase options of Glamis.


5. EARNINGS (LOSS) PER SHARE:

    The calculations of pro forma earnings per share in the pro forma consolidated statement of operations for the six months ended June 30, 1998 is based on the number of common shares of Glamis that would have been outstanding for the six month period ended June 30, 1998 had the transactions described in note 3 occurred on January 1, 1998.

    The calculations of pro forma loss per share in the pro forma consolidated statement of operations for the year ended December 31, 1997 is based on the number of common shares of Glamis that would have been outstanding for the year ended December 31, 1997 had the transactions described in note 3 occurred on January 1, 1997.